SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 20, 2004

(Date of earliest event reported)

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events

On August 20, 2004, the board of directors of ONEOK, Inc., announced that it had named Jim Kneale executive vice president -- finance and administration and chief financial officer. Reporting to Kneale will be Lamar Miller, senior vice president -- financial services who was named treasurer and Ed Farrell, senior vice president -- administration. Also reporting to Kneale is Curtis Dinan who was promoted to senior vice president retaining his responsibilities as chief accounting officer of ONEOK, Inc. and all divisions and subsidiaries.

In addition, the Board named Caron Lawhorn as vice president and controller of ONEOK, Inc. reporting to Dinan. Lawhorn was previously vice president of audit and risk control, reporting to Miller. Beverly Monnet was named vice president of audit and risk control, reporting to Miller. Previously, Monnet was vice president and controller of ONEOK, Inc. reporting to Dinan. Also reporting to Miller is Weldon Watson, vice president -- investor relations and Mark Smith, manager -- treasury services who formerly reported to Kneale.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	ProForma Financial Information
Not applicable.

(c)	Exhibits
99.1 Press release issued by ONEOK, Inc. dated August 20, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	August 20, 2004	By:	/s/ Jim Kneale
Jim Kneale
Senior Vice President, Treasurer
and Chief Financial Officer
(Principal Financial Officer)

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Exhibit 99.1
[ONEOK Logo]	News

August 20, 2004	Contact: Lori Webster
918-588-7570

ONEOK Board names Jim Kneale executive vice president;

realigns financial and administrative duties

Tulsa, Okla. -- The ONEOK Board of Directors has named Jim Kneale executive vice president -- finance and administration and chief financial officer. This appointment realigns the financial and administrative functions that previously reported through several officers to David Kyle, chairman, president and chief executive officer.

Reporting to Kneale will be Lamar Miller, senior vice president -- financial services who was named treasurer and Ed Farrell, senior vice president -- administration.

Also reporting to Kneale is Curtis Dinan who was promoted to senior vice president retaining his responsibilities as chief accounting officer of ONEOK, Inc. and all divisions and subsidiaries.

In addition, the Board named Caron Lawhorn as vice president and controller of ONEOK reporting to Dinan. Lawhorn was previously vice president of audit and risk control, reporting to Miller. Beverly Monnet was named vice president of audit and risk control, reporting to Miller. Previously Monnet was vice president and controller of ONEOK reporting to Dinan. Also reporting to Miller is Weldon Watson, vice president -- investor relations and Mark Smith, manager -- treasury services who formerly reported to Kneale.

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ONEOK, Inc. is a diversified energy company involved primarily in oil and gas production, natural gas processing, gathering, storage and transmission in the mid-continent areas of the United States. The company's energy marketing and trading operations provide service to customers in most states. The company is the largest natural gas distributor in Kansas and Oklahoma, and the third largest in Texas, operating as Kansas Gas Service, Oklahoma Natural Gas and Texas Gas Service, serving almost 2 million customers.

For information about ONEOK, Inc. visit the Web site: www.oneok.com.

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